SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 31, 2005



                                 LTX CORPORATION
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               (Exact name of registrant as specified in charter)



            Massachusetts                               04-2594045
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           (State or other                            (IRS Employer
    jurisdiction of incorporation)                 Identification No.)


   50 Rosemont Road, Westwood, Massachusetts                    02090
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   (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (781) 461-1000
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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         On May 31, 2005, LTX Corporation entered into a Loan and Security Agreement with Silicon Valley Bank ("SVB") pursuant to which SVB agreed to make a five year term loan to LTX in the amount of $60 million. The loan bears interest at SVB's prime rate, is secured by all assets located in the United States, and provides for payment of interest only for the initial twelve months, followed by 48 monthly payments of principal plus interest.

Item 2.02 Results of Operations and Financial Condition.

         On June 3, 2005, LTX announced its financial results for the quarter ended April 30, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

         (c)  Exhibits

              The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

              99.1 Press Release entitled "LTX Announces Third Quarter Financial Results" issued by the company on June 3, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 3, 2005                 LTX Corporation
                                    By:  /s/ Mark J. Gallenberger
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                                    Mark J. Gallenberger
                                    Vice President & Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.            Description
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99.1                   Press release entitled "LTX Announces Third
                       Quarter Financial Results" dated June 3, 2005